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                                                                  EXHIBIT 10.41

                          DATED________________________

                           BELL MICROPRODUCTS LIMITED

                                       AND

                          NATIONAL WESTMINSTER BANK PLC

                                       AND

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                             -----------------------

                               PRIORITY AGREEMENT

                             -----------------------


                             BARLOW LYDE & GILBERT
               BEAUFORT HOUSE 15 ST BOTOLPH STREET LONDON EC3A 7NJ
            TELEPHONE +44 [0] 20 7247 2277 FAX +44 [0] 20 7071 9000
                     WEBSITE WWW.BLG.CO.UK DX 155 LONDON CDE

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                                    CONTENTS

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
CLAUSE                                                                                                PAGE
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1        DEFINITIONS............................................................................         1

2        PURPOSE................................................................................         3

3        UNDERTAKINGS OF THE COMPANY............................................................         4

4        CREDITORS' UNDERTAKINGS................................................................         4

5        TURNOVER OF NON-PERMITTED RECOVERIES...................................................         7

6        PRIORITY OF SECURITY...................................................................         7

7        PROCEEDS OF ENFORCEMENT................................................................         7

8        STATUS OF THE COMPANY..................................................................         8

9        REPRESENTATIONS AND WARRANTIES.........................................................         8

10       ACKNOWLEDGEMENTS.......................................................................         9

11       CHANGES TO THE PARTIES.................................................................         9

12       GENERAL................................................................................        10

13       NOTICES................................................................................        11

14       GOVERNING LAW..........................................................................        12
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THIS PRIORITY AGREEMENT is dated

BETWEEN:

(1) BELL MICROPRODUCTS LIMITED (Registered in England and Wales No. 04079671) (the "COMPANY");

(2)      NATIONAL WESTMINSTER BANK PLC ("NATWEST"); and

(3)      BANK OF AMERICA, NATIONAL ASSOCIATION as security trustee ("BOFA").

1        DEFINITIONS

1.1      TERMS DEFINED

         In this Agreement,

         CHARGE: the BofA Debenture or the NatWest Charge;

         BOFA DEBENTURE: the composite guarantee and debenture dated on or about the date hereof between (1) the companies set out in the schedule to such guarantee and debenture (including the Company) as original charging companies and (2) BofA as security trustee (as amended, supplemented or restated from time to time);

         BOFA CREDIT AGREEMENT: the credit agreement dated on or about the date hereof between (1) Bell Microproducts Europe Export Limited and Ideal Hardware Limited ("Ideal") as original borrowers,(2) BM Europe
         Partners C.V., (3) Bell Microproducts Europe B.V.,(4) BofA as arranger, agent, swingline lender, issuer and security trustee and (5) certain banks and financial institutions set out in schedule 1 to such credit agreement as original lenders (as amended, supplemented, novated and/or restated from time to time);

         BOFA DEBT: all present and future liabilities (actual or contingent) payable or owing under the BofA Finance Documents whether or not matured and whether or not liquidated together with (without limitation):

         (i) any refinancing, novation, refunding, deferral or extension of any of those liabilities:

         (ii) any advance which may be made to the Company under any agreement supplemental to a BofA Finance Document plus all interest, fees and costs in connection therewith;

         (iii) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with any BofA Finance Document;

         (iv) any claim against the Company flowing from any recovery by the Company of a payment or discharge in respect of those liabilities on grounds of preference or otherwise; and

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         (v)      any amounts (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings;

         BOFA DISCHARGE DATE: a date on which all BofA Debt has been irrevocably repaid and discharged in full;

         BOFA FINANCE DOCUMENT: each of the BofA Credit Agreement, the BofA Debenture or any present and future documents and agreements relating to the BofA Debt;

         BOFA SECURED ASSET: any asset of the Company over which BofA has a Security Interest created by the BofA Debenture;

         CREDITOR: NatWest or BofA;

         DEBT: the NatWest Debt or the BofA Debt;

         GROUP: the group consisting of Bell Microproducts Inc. and its subsidiaries;

         NATWEST CHARGE: the legal mortgage dated 31 October 2000 between (1) the Company and (2) NatWest;

         NATWEST CREDIT AGREEMENT: the medium term LIBOR loan agreement dated 31 October 2000 between (1) the Company and (2) NatWest;

         NATWEST DEBT: all present or future monies, obligations and liabilities (actual or contingent) payable or owing by the Company to NatWest on any account whatsoever and howsoever arising whether or not matured and whether or not liquidated together with (without limitation):

         (i) (if, but only to the extent, specifically agreed to by BofA), any refinancing, novation, refunding, deferral or extension of any of those liabilities:

         (ii) any claim for damages or restitution in the event of rescission of any of those liabilities or otherwise in connection with the NatWest Credit Agreement;

         (iii) any claim against the Company flowing from any recovery by the Company of a payment or discharge in respect of those liabilities on grounds of preference of otherwise; and

         (iv) any amounts (such as post-insolvency interest) which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency or other proceedings

         NATWEST DISCHARGE DATE: the date on which all the NatWest Debt has been irrevocably repaid and discharged in full;

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         NATWEST PRIORITY ASSET: the Property and the rental income payable in respect of any lease thereof;

         PROPERTY: all that freehold property known as Fountain Court, Cox Lane, Chessington registered at HM Land registry under title number SGL638201;

         SECURITY INTEREST: any mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security;

         SECURITY PERIOD: the period starting on the date of this Agreement and ending on the first to occur of the BofA Discharge Date and the NatWest Discharge Date.

1.2      CONSTRUCTION

         1.2.1 In this Agreement, unless the contrary intention appears, a reference to:

                  (a) an "AMENDMENT" includes a supplement, novation or re-enactment and "AMENDED" is to be construed accordingly;

                  (b) "ASSETS" includes present and future properties, revenues and rights of every description;

                  (c) "RELATED SECURITY" is a reference to that term as defined in Clause 4.1.2;

                  (d) "SUBSIDIARY" means a subsidiary undertaking (as defined by Section 258 Companies Act 1985) from time to time;

                  (e) a provision of law is a reference to that provision as amended or re-enacted;

                  (f) a clause or a Schedule is a reference to a clause of or a schedule to this Agreement;

                  (g)      a person includes its successors and assigns; and

                  (h) a document is a reference to that document as amended, restated, novated and/or supplemented.

         1.2.2 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

2        PURPOSE

         The purpose of this Agreement is to set out that each of BofA and NatWest consent to the creation and continuance in force of each of the BofA Finance Documents and the NatWest Charge and that:

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         2.1      any Security Interest created by the NatWest Charge over an asset which is not the NatWest Priority Asset will rank behind any Security Interest over that asset created under the BofA Debenture;

         2.2 any fixed Security Interest over the NatWest Priority Asset will rank in priority to any Security Interest in favour of BofA; and

         2.3 subject to paragraph 2.2 above, any Security Interest granted by the Company in favour of BofA will rank in priority to any Security Interest granted by the Company in favour of NatWest.

3        UNDERTAKINGS OF THE COMPANY

         During the continuance of this Agreement, the Company will not:

         3.1 permit any person to purchase or acquire any NatWest Debt or BofA Debt unless or until the prospective purchaser of such Debt has first agreed to be bound by the terms of this Agreement;

         3.2 create or permit to subsist any Security Interest over any of its assets except:

                  3.2.1    Security Interests created under the NatWest Charge;
                           or

                  3.2.2 Security Interests created under the BofA Debenture or as permitted under the BofA Credit Agreement or otherwise in favour of BofA;

         3.3 take any action contrary to the arrangements contemplated by this Agreement.

4        CREDITORS' UNDERTAKINGS

4.1      UNDERTAKING OF NATWEST

         Until the earlier of the NatWest Discharge Date and the BofA Discharge Date, NatWest will:

         4.1.1 not create or permit to subsist or receive any Security Interest created by the Company for all or any part of the NatWest Debt except for the Security Interest created or purported to be created by the NatWest Charge;

         4.1.2 require or permit to be granted in its favour any other Security Interest or guarantee or other assurance against loss to be held as security for the payment, performance or discharge of the liabilities of the Company under the NatWest Charge (any such Security Interest, guarantee or other assurance together referred to in this Agreement as "related security") from any member of the Group save for any such related security as is in effect at the date hereof.

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4.2      NO VARIATION TO NATWEST CHARGE

         NatWest hereby covenants with BofA that during the continuance of this Agreement it will notify BofA of any default or event of default under the NatWest Credit Agreement and that it will not, except with the prior written consent of BofA:

         4.2.1 make or seek to make any amendment or variation of the NatWest Charge or obtain any collateral, additional or substituted securities from the Company in respect of all or any part of the NatWest Debt;

         4.2.2 make or seek to make any agreement to amend, vary, extend, novate, supplement or replace the NatWest Credit Agreement except as anticipated in this Agreement;

         4.2.3 require or permit the NatWest Debt to be repaid except for scheduled repayments or any repayment made pursuant to the proposed refinancing with Bank of Scotland;

         4.2.4 enforce any of its rights under the NatWest Charge other than in accordance with the provisions of Clause 4.4.

4.3      PERMITTED PAYMENTS AND PERMITTED ENFORCEMENT

         4.3.1 Payments may be made by the Company to NatWest in accordance with the NatWest Credit Agreement in respect of the NatWest Debt during the Security Period.

         4.3.2 Payments may be made by the Company to BofA in accordance with the BofA Credit Agreement in respect of the BofA Debt during the Security Period.

         4.3.3 The Company, Ideal and any of their respective subsidiaries may:

                  (a) create, extend, or increase or permit to subsist a Security Interest over any part of its undertaking, property or assets as security for repayment of the BofA Debt; and

                  (b) pay or provide a dividend or other distribution, intercompany loan or guarantee to any other Group company,

                  in each case to the extent permitted under the BofA Finance
                           Documents.

4.4      ENFORCEMENT

         4.4.1 NatWest shall not appoint an administrative receiver pursuant to the NatWest Charge without the prior written consent of BofA. If NatWest wishes to appoint any other receiver, administrator or

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                  liquidator (or like officer) or to exercise its power of sale or otherwise enforce its Charge, it shall forthwith inform BofA of its intention. Prior to any appointment being made by NatWest, the Creditors shall, for a period of not less than 10 business days, endeavour to agree on the method by which their respective Charges shall be enforced, and where appropriate upon a suitable person to be appointed as such receiver, administrator or liquidator (or like officer)

         4.4.2 If BofA wishes to appoint a receiver (including an administrative receiver), administrator or liquidator (or like officer) or to exercise its power of sale or otherwise enforce its Charge, it shall forthwith inform NatWest of its intention. Prior to any appointment being made by BofA, the Creditors shall, for a period of not less than 2 business days, endeavour to agree on the method by which their respective Charges shall be enforced, and where appropriate upon a suitable person to be appointed as such receiver, administrator or liquidator (or like officer). Notwithstanding the foregoing provisions of this clause 4.4.2, BofA may appoint a receiver (or other such officer) of the Company forthwith without notice to NatWest where BofA believes that the immediate appointment of such receiver or other officer is necessary to protect its interests.

         4.4.3 The Creditors shall co-operate with each other in realising the security (which shall include, without limitation releasing their respective Charges, in whole or in part, to enable any sale of assets pursuant to the enforcement of any Charge to take place) and in ensuring that the net proceeds, after deduction of the expenses of realisation, are paid in accordance with the provisions of this Agreement.

4.5 The Company consents to the disclosure of information by NatWest and BofA to each other in relation to the Company and its affairs and in relation to the NatWest Charge and the BofA Finance Documents as they may from time to time think fit.

4.6 Following the enforcement of the NatWest Charge and pending any sale of the Property, NatWest shall, on reasonable notice and during normal business hours, permit BofA or any receiver or other officer appointed by it under any BofA Finance Document (each an "appointee"), any servants, agents or employees of BofA, such appointee or the Company and any other person authorised by BofA or such appointee, access to the Property for such purposes as BofA or such appointee may reasonably require to enable the business to be carried on from the Property or otherwise to safeguard the security granted in favour of BofA under the BofA Finance Documents, including for the purposes of inspecting the books and records of the Company.

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5        TURNOVER OF NON-PERMITTED RECOVERIES

5.1      NON-PERMITTED PAYMENT TO NATWEST

         If, before the BofA Discharge Date:

         5.1.1 NatWest receives the proceeds of any enforcement of any Security Interest created by the NatWest Charge other than from the proceeds of enforcement of any Security Interest over the NatWest Priority Asset;

         5.1.2 NatWest receives, after the NatWest Discharge Date, any payment purported to be in discharge of any NatWest Debt,

         NatWest will promptly distribute that amount to BofA for application towards the BofA Debt until the BofA Debt is irrevocably paid in full.

5.2      NON-PERMITTED PAYMENT TO BOFA

         If:

         5.2.1 BofA receives the proceeds of any enforcement of any Security Interest over the NatWest Priority Asset; or

         5.2.2 BofA receives, after the BofA Discharge Date, any payment purported to be in discharge of the BofA Debt,

         BofA will promptly pay and distribute that amount to NatWest for application towards the NatWest Debt until the NatWest Debt is irrevocably paid in full.

6        PRIORITY OF SECURITY

6.1 Any Security Interest over the NatWest Priority Asset will rank in all respects prior to any Security Interest granted by the Company in favour of BofA regardless of order of registration, notice, execution or otherwise.

6.2 Subject to paragraph 6.1 above, any Security Interest created in favour of BofA will rank in all respects prior to any Security Interest granted by the Company in favour of NatWest regardless of order of registration, notice, execution or otherwise.

7        PROCEEDS OF ENFORCEMENT

7.1 The net proceeds of enforcement of any Security Interest over any NatWest Priority Asset shall be applied in the following order:

         FIRST    in payment to NatWest for application towards the NatWest
                  Debt;

         SECOND in payment to BofA for application towards the BofA Debt in such order as BofA may decide;

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         THIRD    in payment of the surplus (if any) to the Company or other person entitled thereto.

7.2 The net proceeds of enforcement of any Security Interest over any asset of the Company which is not the NatWest Priority Asset shall be applied in the following order:

         FIRST    in payment to BofA for application towards the BofA Debt;

         SECOND   in payment to NatWest for application towards the NatWest
                  Debt;

         THIRD in payment of the surplus (if any) to the Company or any other person entitled thereto.

8        STATUS OF THE COMPANY

8.1      PURPOSE

         The Company joins in this Agreement for the purpose of acknowledging the priorities, rights and obligations recorded in this Agreement and undertakes with each of the other parties to this Agreement to observe the provisions of this Agreement at all times and not in any way to prejudice or affect the enforcement of such provisions or do or suffer anything which would be inconsistent with the terms of this Agreement.

8.2      NO RIGHTS

         The Company shall not have any rights under this Agreement and none of the undertakings herein contained on the part of the Creditors are given (or shall be deemed to have been given) to, or for the benefit of, the Company.

9        REPRESENTATIONS AND WARRANTIES

9.1      REPRESENTATIONS AND WARRANTIES

         9.1.1 BofA makes the representations and warranties set out in this clause 9 to NatWest.

         9.1.2 NatWest makes the representations and warranties set out in this clause 9 to BofA.

9.2      POWER AND AUTHORITY

         It has the power to enter into, perform and deliver, and has taken all necessary action to authorise the entry into, performance and delivery of, this Agreement.

9.3      LEGAL VALIDITY

         This Agreement constitutes, or when executed in accordance with its term will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms.

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9.4      AUTHORISATIONS

         All authorisations required in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Agreement, have been obtained or effected (as appropriate) and are in full force and effect.

9.5      TIMES FOR MAKING REPRESENTATIONS AND WARRANTIES

         The representations and warranties set out in this clause 9 are made by each Creditor on the date it becomes a party to this Agreement.

10       ACKNOWLEDGEMENTS

10.1 The Creditors agree that all deeds and documents relating to the Priority Assets which are required to be deposited with either of them by the Company under the provisions of the Charges shall be held and deposited with NatWest during the subsistence of the NatWest Charge. NatWest acknowledges and declares that it holds all deeds and documents relating to the Property now or hereafter deposited with it by the Company under the Charges on trust for the Creditors to the intent that the security thereby constituted shall be available for all the Creditors in accordance with the provisions of this Agreement. NatWest undertakes that on discharge of the NatWest Charge all such deeds and documents then held by it will be delivered to BofA or, in the case of any refinancing by Bank of Scotland of the Property as contemplated in clause 4.2.3, to Bank of Scotland.

10.2 NatWest confirms that as of the date of this Agreement, the floating charges contained in the NatWest Charge have not crystallised.

10.3 The Company joins in this Agreement for the purpose of acknowledging the priorities recorded in this Agreement and undertakes with each Creditor to observe the provisions of this Agreement at all times and not in any way to prejudice or affect the enforcement of such provisions or to do or suffer anything which would be a breach of the terms of this Agreement.

10.4 Each Creditor agrees to endorse a memorandum of this Agreement on the Charges which have been created in its favour and acknowledges the right of the other Creditor to production and to delivery of copies of such Charges and of the documents of title to the Property.

11       CHANGES TO THE PARTIES

11.1     SUCCESSORS AND ASSIGNS

         This Agreement is binding on the successors and assigns of the parties to this Agreement.

11.2     COMPANY

         The Company may not assign or transfer any of its rights or obligations under this Agreement.

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11.3     CREDITORS

         Neither NatWest nor BofA shall assign, transfer, charge or otherwise dispose of the NatWest Charge or the BofA Debenture, as the case may be, or any of its respective rights or obligations thereunder to any person (a "Transferee") unless that Transferee shall have first agreed with the parties to this Agreement that he is bound by all the terms of this Agreement.

12       GENERAL

12.1     WAIVERS, REMEDIES CUMULATIVE

         The rights of each party under this Agreement:

         12.1.1 are cumulative and not exclusive of its rights under the general law; and

         12.1.2   may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any such right is not a waiver of that right.

12.2     COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

12.3     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

         Only the parties to this Agreement from time to time may enforce any provision of this Agreement under the Contracts (Rights of Third Parties) Act 1999.

12.4     CONTINUING AGREEMENT

         This Agreement shall apply in respect of the NatWest Debt or the BofA Debt irrespective of any intermediate payment in whole or in part of any of the NatWest Debt or the BofA Debt and shall apply to the ultimate balance of the NatWest Debt or the BofA Debt.

12.5     LAND REGISTRY

         The parties to this Agreement apply to the Registrar to note, in the appropriate manner, at HM Land Registry the priority arrangements agreed in this Agreement insofar as the same affect any registered land comprised in the Charges.

12.6     TERMINATION

         This Agreement shall cease to have effect when the NatWest Debt or BofA Debt shall have been repaid in full.

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13       NOTICES

13.1     SERVICE OF NOTICES

         All notices under, or in connection with, this Agreement shall be given in writing or by fax. If correctly addressed, any such notice is deemed to be given at the following times:

         13.1.1   if in writing when delivered; and

         13.1.2   if by fax when received;

         However, a notice given in accordance with the above but received on a non-working day or after business hours in the place of receipt is deemed to be given on the next working day in that place.

13.2     ADDRESSES FOR NOTICES

         The address and fax number of each party hereto for all notices under, or in connection with this Agreement are:

         13.2.1   the Company:

                  Fountain Court
                  Cox Lane
                  Chessington
                  Surrey KT9 1SJ

                  Attention: Nick Lee
                  Fax:       020 8410 7858

         13.2.2   NatWest

                  National Westminster Bank plc
                  10th Floor
                  280 Bishopsgate
                  London EC2M 4RB

                  Attention: John Cresswell, Specialised Lending Services
                  Fax:       020 7672 0323

         13.2.3   BofA:

                  New Broad Street House
                  35 New Broad Street
                  London EC2M 1NH

                  Attention: Graham Moffitt/Carmen Bernardis (Business Credit)
                  Fax:       020 7809 5807

         A party may change the above by prior written notice to the other parties.

                                       11
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14       GOVERNING LAW

         This Agreement is governed by English law.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                       12
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SIGNATORIES

THE COMPANY

SIGNED for and on behalf of             )
BELL MICROPRODUCTS LIMITED              )
acting by:                              )

Director

Director/Secretary

NATWEST

SIGNED for and on behalf of             )
NATIONAL WESTMINSTER                    )
BANK PLC acting by:                     )
and
acting under the authority of that      )
company in the presence of:             )

Witness'
Signature: ........................

Name:      ........................

Address:   ........................

           ........................

           ........................

BOFA

SIGNED for and on behalf of             )
BANK OF AMERICA, NATIONAL               )
ASSOCIATION, as security trustee        )
Acting by:                              )

and
acting under the authority of that      )
company in the presence of:             )

Witness'
Signature: ........................

Name:      ........................

Address:   ........................

           ........................

           ........................

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